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                                                                   EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

     As independent public accountants, we hereby consent to the incorporation of our report dated January 15, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File nos. 333-40645 and 333-38363).

                                                       /s/ Arthur Andersen LLP

                                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 22, 1999